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                                  EXHIBIT 32.1

                        CERTIFICATIONS UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tutogen Medical Inc., a Florida corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report for the quarter ended December 31, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            Dated: February 13, 2007

                            /s/ Guy L. Mayer
                            ------------------------
                            Guy L. Mayer
                            Chief Executive Officer


                            Dated: February 13, 2007

                            /s/ L. Robert Johnston, Jr.
                            ------------------------
                            L. Robert Johnston, Jr.
                            Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.